FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle High Income Fund
First Eagle Rising Dividend Fund
First Eagle Small Cap Opportunity Fund
First Eagle U.S. Smid Cap Opportunity Fund
First Eagle Global Real Assets Fund

(each, a “Fund” and collectively, the “Funds”)

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED SEPTEMBER 29, 2023
TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION EACH DATED MARCH 1, 2023, AS SUPPLEMENTED

This Supplement is intended to highlight certain changes to the Summary Prospectus, Prospectus and Statement of Additional Information each dated March 1, 2023, as supplemented. Please review these matters carefully.

Closing of Classes R3, R4 and R5, and Conversions to Class R6

Effective on or about February 28, 2024 (the “Effective Date”), all of the issued and outstanding Class R3, R4 and R5 shares of the applicable Funds will be converted into Class R6 shares of the same Fund. No sales charge (load), fee or other charge will be imposed on the conversion. The conversions are not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

The conversions of Class R3, R4 and R5 shares to Class R6 shares will be effected at the respective net asset values per share of the applicable Fund. At the time of the conversions, the net asset values per Class R3, R4 or R5 shares may be higher or lower than the net asset value per share of the Class R6 shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Class R6 shares than the number of Class R3, R4 of R5 shares converted. However, a shareholder’s total invested amount in a Fund will be unchanged by the conversions.

Class R6 shares of each Fund currently have the same or lower Total Annual Operating Expenses as the Total Annual Operating Expenses of the corresponding Class R3, R4 and R5 shares. However, and while voluntary share class support arrangements can be discontinued at any time and should not be considered a feature of the class, certain of the Class R3, R4 and R5 shares have benefited from voluntary expense subsidies by First Eagle Investment Management, LLC, the Funds’ investment adviser. Actual (subsidized) expenses for these shares at times can be lower than the stated Total Annual Operating Expenses and in some cases can be lower than the Total Annual Operating Expense for the corresponding R6 shares.

The closings of Class R3, R4 and R5 shares, and their ultimate conversions to Class R6 shares of the applicable Fund, will be implemented in accordance with the following timeline:

Effective Date	Event

On or about December 1, 2023	Class R3, R4 and R5 shares of the Funds will be closed to new investors.

On or about February 16, 2024	Class R3, R4 and R5 shares of the Funds will be closed to new investors and for additional investments by existing investors.

On or about February 28, 2024	Class R3, R4 and R5 shares of the Funds will convert into Class R6 shares of the applicable Fund.

On or about March 1, 2024	All references to Class R3, R4 and R5 shares will be deleted from each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

Prior to the Effective Date, you may convert your Class R3, Class R4 and Class R5 shares of the appliable Fund to Class R6 shares of the same Fund.

Please refer to the Funds’ Prospectus for more information on Class R6 shares.

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The following is added to the information appearing in the Appendix of the Prospectus entitled “Intermediary-Specific Front-End Sales Load and Waiver Terms”:

J.P. MORGAN SECURITIES LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•

Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•

Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

•	Shares purchased through rights of reinstatement.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

•	A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.

•

Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

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The information in this Supplement modifies (and if inconsistent, replaces) information contained in each Fund’s Summary Prospectus, and First Eagle Funds’ Prospectus and Statement of Additional Information each dated March 1, 2023, as supplemented. Except as noted above, no other provisions of the Summary Prospectus, Prospectus or Statement of Additional Information are modified by this Supplement.